UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2021

ACCRETION ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40940	86-2332228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Saint Paul, Suite 502

Denver, Colorado 80206

(Address of Principal Executive Offices) (Zip Code)

(720) 328-5070

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one right entitling the holder to receive one-tenth of one share of common stock upon the consummation of an initial business combination, and one-half of one redeemable warrant	ENERU	The Nasdaq Stock Market LLC

Common Stock, par value $0.001 per share	ENER	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to receive one-tenth of one share of common stock upon the consummation of an initial business combination	ENERR	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ENERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 29, 2021, Accretion Acquisition Corp. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Company’s units may elect to separately trade the shares of common stock, rights, and warrants comprising the units commencing on December 1, 2021. Each unit consists of one share of common stock, par value $0.001 per share, one right entitling the holder to receive one-tenth of one share of common stock upon the consummation of an initial business combination, and one-half of one warrant. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The shares of common stock, rights and redeemable warrants that are separated will trade on the Nasdaq Global Market (the “Nasdaq”) under the symbols “ENER,” “ENERR,” and “ENERW,” respectively. Those units not separated will continue to trade on the Nasdaq under the symbol “ENERU.” Holders of the units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ units into shares of common stock, rights, and warrants.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release, dated November 29, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2021

ACCRETION ACQUISITION CORP.

By:	/s/ Brad Morse
Name: Brad Morse
Title: Chief Executive Officer